CONDENSED STATEMENT OF STOCKHOLDERS' EQUITY (USD $) In Thousands, unless otherwise specified	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Loss [Member]
Balance at Dec. 31, 2012	$ 95,032	$ 23,563	$ 15,531	$ 123,442	$ (37,884)	$ (29,620)
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income and comprehensive income	84,697			84,697
Dividends paid	(29,858)			(29,858)
Accrued dividends	(1,127)			(1,127)
Recognition of stock-based compensation expense	3,973		3,973
Exercise of stock options and vesting of RSU's	(2,414)		(2,414)
Tax benefit realized from exercise of stock options and vesting of RSU's	2,290		2,290
Common stock issued - compensation plans		84	(84)
Balance at Sep. 28, 2013	$ 152,593	$ 23,647	$ 19,296	$ 177,154	$ (37,884)	$ (29,620)